Exhibit 99.1
News Release

Contact:	James Gherardi Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 312-394-2345
EXELON REPORTS THIRD QUARTER 2024 RESULTS
Earnings Release Highlights
•GAAP net income of $0.70 per share and Adjusted (non-GAAP) operating earnings of $0.71 per share for the third quarter of 2024
•Reaffirming full year 2024 Adjusted (non-GAAP) operating earnings guidance range of $2.40-$2.50 per share
•Reaffirming adjusted (non-GAAP) operating EPS compounded annual growth target of 5-7% through 2027
•Strong utility reliability performance - all utilities achieved top quartile in reliability, with ComEd and Pepco Holdings continuing to achieve top decile in SAIFI and SAIDI performance
•DPL filed a natural gas distribution rate case with the Delaware Public Service Commission (DEPSC) in September seeking an increase in gas distribution rates to support investments in infrastructure to maintain safety, reliability, and service for customers, while also offering more predictability in customer bills throughout the year

CHICAGO (Oct. 30, 2024) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the third quarter of 2024.

"Our strong third quarter performance highlights the dedication of our 20,000 employees delivering top quartile service despite unprecedented challenges," said Exelon President and Chief Executive Officer Calvin Butler. "This summer, our regions faced record-breaking severe weather, including an historic number of tornadoes in the Chicago area. Yet, we maintained top quartile reliability, with ComEd and Pepco Holdings performing in the top decile. We’re also making progress on our work with regulators to invest in a resilient grid, and doing our part to keep energy affordability front and center. As we approach the end of 2024, we remain focused on building a cleaner and brighter future for our customers and communities."

"Exelon delivered another quarter of strong financial performance, with third quarter adjusted operating earnings of $0.71 per share, and we remain on track to meet our full year earnings guidance of $2.40 to $2.50 per share," said Exelon Chief Financial Officer Jeanne Jones. "Our disciplined approach to financial management, combined with operational excellence, continues to drive strong results across our local energy companies. We are making $34.5 billion of critical investments in our energy infrastructure for our
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customers, which gives us the confidence to deliver our long-term earnings per share growth target of 5-7% through 2027."
Third Quarter 2024
Exelon's GAAP net income for the third quarter of 2024 remained relatively consistent with the prior period at $0.70 per share. Adjusted (non-GAAP) operating earnings for the third quarter of 2024 increased to $0.71 per share from $0.67 per share in the third quarter of 2023. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 3.
The GAAP net income and Adjusted (non-GAAP) operating earnings in the third quarter of 2024 primarily reflects higher utility earnings due to distribution rate increases at BGE, distribution and transmission rate increases at PHI, timing of distribution earnings and a higher return on regulatory assets at ComEd, and decreased storm costs at PHI. This was partially offset by higher interest expense at PECO, BGE, and PHI; higher credit loss expense at PECO and BGE; higher depreciation and amortization expense at PECO and BGE; and lower carrying costs recovery related to the CMC regulatory asset at ComEd.

Operating Company Results1
ComEd
ComEd's third quarter of 2024 GAAP net income increased to $360 million from $333 million in the third quarter of 2023. ComEd's Adjusted (non-GAAP) operating earnings for the third quarter of 2024 increased to $360 million from $338 million in the third quarter of 2023, primarily due to timing of distribution earnings, higher distribution rate base, and higher return on regulatory assets. These were partially offset by a lower allowed distribution ROE, the absence of a return on the pension asset within distribution earnings, and lower carrying costs recovery related to the CMC regulatory asset. Due to revenue decoupling, ComEd's distribution earnings are not affected by actual weather or customer usage patterns.
PECO
PECO’s third quarter of 2024 GAAP net income decreased to $117 million from $146 million in the third quarter of 2023. PECO's Adjusted (non-GAAP) operating earnings for the third quarter of 2024 decreased to $118 million from $149 million in the third quarter of 2023, primarily due to increases in credit loss expense, interest expense, and depreciation expense.
BGE
BGE’s third quarter of 2024 GAAP net income remained relatively consistent with the prior period at $45 million. BGE's Adjusted (non-GAAP) operating earnings for the third quarter of 2024 decreased to $45 million from $47 million in the third quarter of 2023. GAAP net income remained relatively consistent primarily due to favorable distribution rates, offset by increases in interest expense, depreciation and amortization expense, and credit loss expense. Due to revenue decoupling, BGE's distribution earnings are not affected by actual weather or customer usage patterns.
___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.

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PHI
PHI’s third quarter of 2024 GAAP net income increased to $278 million from $232 million in the third quarter of 2023. PHI’s Adjusted (non-GAAP) operating earnings for the third quarter of 2024 increased to $278 million from $234 million in the third quarter of 2023, primarily due to higher electric distribution and transmission rates, and a decrease in storm costs and various operating expenses, partially offset by an increase in interest expense. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not affected by actual weather or customer usage patterns.
Recent Developments and Third Quarter Highlights
•Dividend: On October 29, 2024, Exelon's Board of Directors declared a regular quarterly dividend of $0.38 per share on Exelon's common stock. The dividend is payable on December 13, 2024, to Exelon's shareholders of record as of the close of business on November 11, 2024.
•Rate Case Developments:
◦DPL Delaware Natural Gas Distribution Rate Case: On September 20, 2024, DPL filed an application with the DEPSC to increase its annual natural gas rates by $36 million, reflecting an ROE of 10.65%. DPL currently expects a decision in the first quarter of 2026 but cannot predict if the DEPSC will approve the application as filed.
•Financing Activities:
◦On August 28, 2024, ACE issued $175 million of its First Mortgage Bonds, consisting of $75 million of its First Mortgage 5.29% Series Bonds due on August 28, 2034 and $100 million of its First Mortgage 5.49% Series Bonds due on August 28, 2039. ACE used the proceeds of the sale of the ACE Bonds to repay existing indebtedness and for general corporate purposes.
◦On September 10, 2024, PECO Energy Company (PECO) issued $575 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.250% Series due September 15, 2054. PECO used the net proceeds from the sale of the Bonds to refinance currently outstanding commercial paper and for general corporate purposes.
Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the third quarter of 2024 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2024 GAAP net income	$0.70	$707	$360	$117	$45	$278
Change in environmental liabilities (net of taxes of $0)	—	—	—	—	—	—
Change in FERC audit liability (net of taxes of $0)	—	—	—	—	—	—
Cost management charge (net of taxes of $0, and $0, respectively)	—	1	—	1	—	—
2024 Adjusted (non-GAAP) operating earnings	$0.71	$708	$360	$118	$45	$278

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Adjusted (non-GAAP) operating earnings for the third quarter of 2023 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2023 GAAP net income	$0.70	$700	$333	$146	$45	$232
Mark-to-market impact of economic hedging activities (net of taxes of $4)	0.01	12	—	—	—	—
Asset retirement obligation (net of taxes of $1)	—	(1)	—	—	—	(1)
Separation costs (net of taxes of $5, $2, $1, $1, and $1, respectively)	0.01	14	5	3	2	4
Income tax-related adjustments (entire amount represents tax expense)	(0.05)	(54)	—	—	—	—
2023 Adjusted (non-GAAP) operating earnings	$0.67	$671	$338	$149	$47	$234
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss third quarter 2024 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at https://investors.exeloncorp.com.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and the nation’s largest utility company, serving more than 10.5 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). 20,000 Exelon employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on Twitter | X.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the
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financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: https://investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on Oct. 30, 2024.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company "Registrants" include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K filed with the SEC in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' Third Quarter 2024 Quarterly Report on Form 10-Q (to be filed on October 30, 2024) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
Exelon uses its corporate website, www.exeloncorp.com, investor relations website, investors.exeloncorp.com, and social media channels to communicate with Exelon's investors and the public about the Registrants and other matters. Exelon's posts through these channels may be deemed material. Accordingly, Exelon encourages investors and others interested in the Registrants to routinely monitor these channels, in addition to following the Registrants' press releases, Securities and Exchange Commission filings and public conference calls and webcasts. The contents of Exelon's websites and social media channels are not, however, incorporated by reference into this press release.
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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended September 30, 2024
Operating revenues	$2,229	$1,030	$1,044	$1,862	$(11)	$6,154
Operating expenses
Purchased power and fuel	835	386	420	742	—	2,383
Operating and maintenance	410	313	281	322	(51)	1,275
Depreciation and amortization	387	108	162	235	16	908
Taxes other than income taxes	99	61	86	140	9	395
Total operating expenses	1,731	868	949	1,439	(26)	4,961
Gain on sale of assets	—	—	—	—	3	3
Operating income	498	162	95	423	18	1,196
Other income and (deductions)
Interest expense, net	(128)	(58)	(57)	(95)	(158)	(496)
Other, net	26	9	11	22	(11)	57
Total other income and (deductions)	(102)	(49)	(46)	(73)	(169)	(439)
Income (loss) before income taxes	396	113	49	350	(151)	757
Income taxes	36	(4)	4	72	(58)	50
Net income (loss) attributable to common shareholders	$360	$117	$45	$278	$(93)	$707

Three Months Ended September 30, 2023
Operating revenues	$2,268	$1,037	$932	$1,773	$(30)	$5,980
Operating expenses
Purchased power and fuel	896	411	380	710	—	2,397
Operating and maintenance	385	277	214	339	(28)	1,187
Depreciation and amortization	357	100	161	257	15	890
Taxes other than income taxes	100	59	80	134	10	383
Total operating expenses	1,738	847	835	1,440	(3)	4,857
Operating income (loss)	530	190	97	333	(27)	1,123
Other income and (deductions)
Interest expense, net	(119)	(52)	(47)	(80)	(139)	(437)
Other, net	16	11	6	28	20	81
Total other income and (deductions)	(103)	(41)	(41)	(52)	(119)	(356)
Income (loss) before income taxes	427	149	56	281	(146)	767
Income taxes	94	3	11	49	(90)	67
Net income (loss) attributable to common shareholders	$333	$146	$45	$232	$(56)	$700

Change in net income (loss) from 2023 to 2024	$27	$(29)	$—	$46	$(37)	$7

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Nine Months Ended September 30, 2024
Operating revenues	$6,403	$2,975	$3,268	$4,938	$(27)	$17,557
Operating expenses
Purchased power and fuel	2,504	1,113	1,228	1,939	—	6,784
Operating and maintenance	1,277	876	795	927	(119)	3,756
Depreciation and amortization	1,124	318	474	716	49	2,681
Taxes other than income taxes	287	164	254	395	27	1,127
Total operating expenses	5,192	2,471	2,751	3,977	(43)	14,348
Gain on sales of assets	5	4	—	—	3	12
Operating income	1,216	508	517	961	19	3,221
Other income and (deductions)
Interest expense, net	(374)	(170)	(159)	(279)	(464)	(1,446)
Other, net	66	27	27	79	(3)	196
Total other income and (deductions)	(308)	(143)	(132)	(200)	(467)	(1,250)
Income (loss) before income taxes	908	365	385	761	(448)	1,971
Income taxes	85	9	32	158	(126)	158
Net income (loss) attributable to common shareholders	$823	$356	$353	$603	$(322)	$1,813

Nine Months Ended September 30, 2023
Operating revenues	$5,836	$2,977	$2,986	$4,615	$(54)	$16,360
Operating expenses
Purchased power and fuel	2,068	1,197	1,145	1,805	—	6,215
Operating and maintenance	1,077	786	632	952	88	3,535
Depreciation and amortization	1,045	297	487	741	46	2,616
Taxes other than income taxes	282	156	239	366	20	1,063
Total operating expenses	4,472	2,436	2,503	3,864	154	13,429
Operating income (loss)	1,364	541	483	751	(208)	2,931
Other income and (deductions)
Interest expense, net	(357)	(149)	(135)	(238)	(398)	(1,277)
Other, net	50	26	14	80	161	331
Total other income and (deductions)	(307)	(123)	(121)	(158)	(237)	(946)
Income (loss) before income taxes	1,057	418	362	593	(445)	1,985
Income taxes	235	8	76	103	(148)	274
Net income (loss) attributable to common shareholders	$822	$410	$286	$490	$(297)	$1,711

Change in net income (loss) from 2023 to 2024	$1	$(54)	$67	$113	$(25)	$102
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	September 30, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$616	$445
Restricted cash and cash equivalents	552	482
Accounts receivable
Customer accounts receivable	2,971	2,659
Customer allowance for credit losses	(426)	(317)
Customer accounts receivable, net	2,545	2,342
Other accounts receivable	1,226	1,101
Other allowance for credit losses	(111)	(82)
Other accounts receivable, net	1,115	1,019
Inventories, net
Fossil fuel	78	94
Materials and supplies	777	707
Regulatory assets	1,869	2,215
Other	471	473
Total current assets	8,023	7,777
Property, plant, and equipment, net	76,661	73,593
Deferred debits and other assets
Regulatory assets	8,657	8,698
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	4,322	3,232
Investments	279	251
Other	1,498	1,365
Total deferred debits and other assets	21,386	20,176
Total assets	$106,070	$101,546

	September 30, 2024	December 31, 2023
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,031	$2,523
Long-term debt due within one year	954	1,403
Accounts payable	2,648	2,846
Accrued expenses	1,284	1,375
Payables to affiliates	5	5
Customer deposits	432	411
Regulatory liabilities	430	389
Mark-to-market derivative liabilities	25	74
Unamortized energy contract liabilities	6	8
Other	569	557
Total current liabilities	7,384	9,591
Long-term debt	43,701	39,692
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	12,551	11,956
Regulatory liabilities	10,563	9,576
Pension obligations	1,553	1,571
Non-pension postretirement benefit obligations	528	527
Asset retirement obligations	289	267
Mark-to-market derivative liabilities	180	106
Unamortized energy contract liabilities	22	27
Other	2,287	2,088
Total deferred credits and other liabilities	27,973	26,118
Total liabilities	79,448	75,791
Commitments and contingencies
Shareholders’ equity
Common stock	21,320	21,114
Treasury stock, at cost	(123)	(123)
Retained earnings	6,161	5,490
Accumulated other comprehensive loss, net	(736)	(726)
Total shareholders’ equity	26,622	25,755
Total liabilities and shareholders’ equity	$106,070	$101,546

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net income	$1,813	$1,711
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	2,683	2,616
Gain on sales of assets	(12)	—
Deferred income taxes and amortization of investment tax credits	102	210
Net fair value changes related to derivatives	1	21
Other non-cash operating activities	441	(237)
Changes in assets and liabilities:
Accounts receivable	(489)	82
Inventories	(57)	(8)
Accounts payable and accrued expenses	(309)	(454)
Collateral received (paid), net	21	(183)
Income taxes	(18)	50
Regulatory assets and liabilities, net	194	(395)
Pension and non-pension postretirement benefit contributions	(140)	(97)
Other assets and liabilities	(87)	(24)
Net cash flows provided by operating activities	4,143	3,292
Cash flows from investing activities
Capital expenditures	(5,161)	(5,540)
Proceeds from sales of assets and businesses	38	—
Other investing activities	9	25
Net cash flows used in investing activities	(5,114)	(5,515)
Cash flows from financing activities
Changes in short-term borrowings	(1,093)	(1,116)
Proceeds from short-term borrowings with maturities greater than 90 days	150	400
Repayments on short-term borrowings with maturities greater than 90 days	(549)	(150)
Issuance of long-term debt	4,975	5,300
Retirement of long-term debt	(1,336)	(1,209)
Issuance of common stock	148	—
Dividends paid on common stock	(1,142)	(1,074)
Proceeds from employee stock plans	33	30
Other financing activities	(83)	(101)
Net cash flows provided by financing activities	1,103	2,080
Increase (decrease) in cash, restricted cash, and cash equivalents	132	(143)
Cash, restricted cash, and cash equivalents at beginning of period	1,101	1,090
Cash, restricted cash, and cash equivalents at end of period	$1,233	$947

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended September 30, 2024 and 2023
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2023 GAAP net income (loss)	$0.70	$333		$146		$45		$232		$(56)	$700
Mark-to-market impact of economic hedging activities (net of taxes of $4)	0.01	—		—		—		—		12	12
Asset retirement obligation (net of taxes of $1)	—	—		—		—		(1)		—	(1)
Separation costs (net of taxes of $2, $1, $1, $1, and $5, respectively) (1)	0.01	5		3		2		4		—	14
Income tax-related adjustments (entire amount represents tax expense) (2)	(0.05)	—		—		—		—		(54)	(54)
2023 Adjusted (non-GAAP) operating earnings (loss)	$0.67	$338		$149		$47		$234		$(97)	$671

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$—	$—	(b)	$—		$—	(b)	$(4)	(b)	$—	$(4)
Load	0.01	—	(b)	3		—	(b)	4	(b)	—	7
Distribution and transmission rates (3)	0.06	(21)	(c)	12	(c)	42	(c)	30	(c)	—	63
Other energy delivery (4)	0.08	80	(c)	(1)	(c)	(6)	(c)	8	(c)	—	81
Operating and maintenance expense (5)	(0.05)	(18)		(28)		(35)		22		10	(49)
Pension and non-pension postretirement benefits	0.01	(4)		(1)		—		1		10	6
Depreciation and amortization expense (6)	(0.03)	(22)		(6)		(5)		6		—	(27)
Interest expense and other (7)	(0.04)	7		(10)		2		(23)		(16)	(40)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$0.04	$22		$(31)		$(2)		$44		$4	$37

2024 GAAP net income (loss)	$0.70	$360		$117		$45		$278		$(93)	$707
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		—		—	—
Change in FERC audit liability (net of taxes of $0)	—	—		—		—		—		—	—
Cost management charge (net of taxes of $0) (8)	—	—		1		—		—		—	1
2024 Adjusted (non-GAAP) operating earnings (loss)	$0.71	$360		$118		$45		$278		$(93)	$708
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense and Other, net.
(2)In 2023, reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(3)For ComEd, reflects decreased electric distribution revenues due to lower allowed electric distribution ROE and absence of a return on the pension asset, partially offset by higher rate base. For BGE, reflects increased revenue primarily due to distribution rate increases. For PHI, reflects increased revenue primarily due to distribution and transmission rate increases.
(4)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs and higher return on regulatory assets, partially offset by lower carrying cost recovery related to the CMC regulatory asset.
(5)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, primarily reflects an updated rate of capitalization of certain overhead costs. For PECO and BGE, reflects increased credit loss expense. For PHI, reflects decreased storm costs. For Corporate, reflects decreased in Operating and maintenance expense with an offsetting decrease in other income, for costs billed to Constellation for services provided by Exelon through the Transition Services Agreement (TSA).
(6)Reflects ongoing capital expenditures across all utilities.
(7)For PHI, primarily reflects an increase in interest expense. For Corporate, primarily reflects a decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA, with an offsetting decrease in Operating and maintenance expense.
(8)Primarily represents severance and reorganization costs related to cost management.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Nine Months Ended September 30, 2024 and 2023
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2023 GAAP net income (loss)	$1.72	$822		$410		$286		$490		$(297)	$1,711
Mark-to-market impact of economic hedging activities (net of taxes of $4)	0.01	—		—		—		—		14	14
Asset retirement obligation (net of taxes of $1)	—	—		—		—		(1)		—	(1)
Change in environmental liabilities (net of taxes of $8)	0.03	—		—		—		29		—	29
SEC matter loss contingency (net of taxes of $0)	0.05	—		—		—		—		46	46
Change in FERC audit liability (net of taxes of $4)	0.01	11		—		—		—		—	11
Separation costs (net of taxes of $3, $1, $1, $2, $0, and $7, respectively) (1)	0.02	7		3		3		5		1	19
Income tax-related adjustments (entire amount represents tax expense) (2)	(0.05)	—		—		—		—		(54)	(54)
2023 Adjusted (non-GAAP) operating earnings (loss)	$1.78	$839		$413		$289		$522		$(289)	$1,774

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.06	$—	(b)	$53		$—	(b)	$6	(b)	$—	$59
Load	0.01	—	(b)	8		—	(b)	2	(b)	—	10
Distribution and transmission rates (3)	0.23	(38)	(c)	9	(c)	161	(c)	97	(c)	—	229
Other energy delivery (4)	0.24	220	(c)	(8)	(c)	(13)	(c)	38	(c)	—	237
Operating and maintenance expense (5)	(0.10)	(95)		(63)		(58)		4		107	(105)
Pension and non-pension postretirement benefits	(0.01)	(13)		(4)		—		1		8	(8)
Depreciation and amortization expense (6)	(0.09)	(57)		(16)		(17)		(2)		(1)	(93)
Interest expense and other (7)	(0.24)	7		(32)		(8)		(61)		(144)	(238)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.08	$24		$(53)		$65		$85		$(30)	$91

2024 GAAP net income (loss)	$1.81	$823		$356		$353		$603		$(322)	$1,813
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $13)	0.04	40		—		—		—		2	42
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (8)	0.01	—		4		1		5		—	10
2024 Adjusted (non-GAAP) operating earnings (loss)	$1.86	$863		$360		$354		$607		$(319)	$1,865
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2024 and 2023 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For other regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense and Other, net.
(2)In 2023, reflects the adjustment to state deferred income taxes dues to changes in forecasted apportionment.
(3)For ComEd, reflects decreased electric distribution revenues due to lower allowed electric distribution ROE and absence of a return on the pension asset, partially offset by higher rate base. For BGE, reflects increased revenue due to distribution rate increases. For PHI, reflects increased revenue primarily due to distribution and transmission increases.
(4)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs, higher return on regulatory assets, and higher transmission peak load, partially offset by lower carrying cost recovery related to the CMC regulatory asset. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(5)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, reflects an updated rate of capitalization of certain overhead costs. For PECO and BGE, reflects increased storm costs and credit loss expense. For Corporate, primarily reflects a decrease in Operating and maintenance expense with an offsetting decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA.
(6)Reflects ongoing capital expenditures across all utilities.
(7)For PECO, primarily reflects an increase in interest expense. For PHI, primarily reflects an increase in interest expense and an increase in taxes other than income. For Corporate, primarily reflects an increase in interest expense and a decrease in other income for costs billed to Constellation for services provided by Exelon through the TSA, with an offsetting decrease in Operating and maintenance expense.
(8)Primarily represents severance and reorganization costs related to cost management.

ComEd Statistics
Three Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	8,409	8,199	2.6%	4.0%	$1,117	$1,047	6.7%
Small commercial & industrial	7,869	7,822	0.6%	0.4%	603	540	11.7%
Large commercial & industrial	6,903	7,039	(1.9)%	2.7%	286	263	8.7%
Public authorities & electric railroads	210	209	0.5%	0.6%	11	11	—%
Other(b)	—	—	n/a	n/a	280	265	5.7%
Total electric revenues(c)	23,391	23,269	0.5%	2.4%	2,297	2,126	8.0%
Other Revenues(d)					(68)	142	(147.9)%
Total electric revenues					$2,229	$2,268	(1.7)%
Purchased Power					$835	$896	(6.8)%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	15	15	79	—%	(81.0)%
Cooling Degree-Days	818	791	722	3.4%	13.3%

Nine Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	21,617	20,217	6.9%	3.1%	$3,017	$2,744	9.9%
Small commercial & industrial	21,586	21,854	(1.2)%	(0.2)%	1,755	1,363	28.8%
Large commercial & industrial	20,577	20,101	2.4%	2.4%	875	553	58.2%
Public authorities & electric railroads	589	622	(5.3)%	(5.6)%	43	33	30.3%
Other(b)	—	—	n/a	n/a	803	716	12.2%
Total electric revenues(c)	64,369	62,794	2.5%	1.6%	6,493	5,409	20.0%
Other Revenues(d)					(90)	427	(121.1)%
Total electric revenues					$6,403	$5,836	9.7%
Purchased Power					$2,504	$2,068	21.1%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	3,028	3,267	3,829	(7.3)%	(20.9)%
Cooling Degree-Days	1,176	1,089	988	8.0%	19.0%

Number of Electric Customers	2024	2023
Residential	3,703,677	3,733,678
Small commercial & industrial	393,796	391,222
Large commercial & industrial	2,044	1,887
Public authorities & electric railroads	5,762	4,802
Total	4,105,279	4,131,589
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $9 million for the three months ended September 30, 2024 and 2023, respectively, and $6 million and $14 million for the nine months ended September 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,146	4,134	0.3%	0.2%	$641	$654	(2.0)%
Small commercial & industrial	2,129	2,070	2.9%	2.8%	153	148	3.4%
Large commercial & industrial	3,768	3,830	(1.6)%	(1.5)%	73	67	9.0%
Public authorities & electric railroads	156	152	2.6%	2.0%	7	7	—%
Other(b)	—	—	n/a	n/a	74	80	(7.5)%
Total electric revenues(c)	10,199	10,186	0.1%	0.1%	948	956	(0.8)%
Other Revenues(d)					12	14	(14.3)%
Total Electric Revenues					960	970	(1.0)%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,359	2,134	10.5%	13.4%	44	43	2.3%
Small commercial & industrial	1,933	1,939	(0.3)%	1.4%	17	16	6.3%
Large commercial & industrial	1	4	(75.0)%	(4.6)%	—	—	n/a
Transportation	5,232	5,278	(0.9)%	(2.5)%	7	7	—%
Other(f)	—	—	n/a	n/a	2	1	100.0%
Total natural gas revenues(g)	9,525	9,355	1.8%	1.9%	70	67	4.5%
Other Revenues(d)					—	—	n/a
Total Natural Gas Revenues					70	67	4.5%
Total Electric and Natural Gas Revenues					$1,030	$1,037	(0.7)%
Purchased Power and Fuel					$386	$411	(6.1)%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	1	18	21	(94.4)%	(95.2)%
Cooling Degree-Days	1,062	1,064	1,038	(0.2)%	2.3%

Nine Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	10,897	10,186	7.0%	0.7%	$1,683	$1,617	4.1%
Small commercial & industrial	5,876	5,616	4.6%	1.5%	407	415	(1.9)%
Large commercial & industrial	10,531	10,398	1.3%	—%	191	196	(2.6)%
Public authorities & electric railroads	470	464	1.3%	1.3%	21	23	(8.7)%
Other(b)	—	—	n/a	n/a	221	219	0.9%
Total electric revenues(c)	27,774	26,664	4.2%	0.6%	2,523	2,470	2.1%
Other Revenues(d)					14	14	—%
Total electric revenues					2,537	2,484	2.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	25,779	23,697	8.8%	1.5%	300	335	(10.4)%
Small commercial & industrial	14,742	14,381	2.5%	(3.3)%	106	123	(13.8)%
Large commercial & industrial	17	39	(56.4)%	(9.4)%	—	1	(100.0)%
Transportation	17,248	17,482	(1.3)%	(3.0)%	20	20	—%
Other(f)	—	—	n/a	n/a	11	12	(8.3)%
Total natural gas revenues(g)	57,786	55,599	3.9%	(1.1)%	437	491	(11.0)%
Other Revenues(d)					1	2	(50.0)%
Total natural gas revenues					438	493	(11.2)%
Total electric and natural gas revenues					$2,975	$2,977	(0.1)%
Purchased Power and Fuel					$1,113	$1,197	(7.0)%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,441	2,236	2,853	9.2%	(14.4)%
Cooling Degree-Days	1,599	1,297	1,430	23.3%	11.8%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	1,529,205	1,531,168	Residential	506,476	505,370
Small commercial & industrial	155,126	155,932	Small commercial & industrial	44,682	44,743
Large commercial & industrial	3,156	3,111	Large commercial & industrial	7	9
Public authorities & electric railroads	10,716	10,416	Transportation	643	629
Total	1,698,203	1,700,627	Total	551,808	550,751
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $3 million and $2 million for the three months ended September 30, 2024 and 2023, respectively, and $5 million and $5 million for the nine months ended September 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million and less than $1 million for the three months ended September 30, 2024 and 2023, respectively, and $2 million and $1 million for the nine months ended September 30, 2024 and 2023, respectively.

BGE Statistics
Three Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,589	3,601	(0.3)%	1.3%	$558	$512	9.0%
Small commercial & industrial	733	722	1.5%	0.2%	96	86	11.6%
Large commercial & industrial	3,675	3,664	0.3%	0.8%	154	144	6.9%
Public authorities & electric railroads	46	50	(8.0)%	(8.8)%	8	7	14.3%
Other(b)	—	—	n/a	n/a	110	104	5.8%
Total electric revenues(c)	8,043	8,037	0.1%	0.9%	926	853	8.6%
Other Revenues(d)					(1)	(17)	(94.1)%
Total electric revenues					925	836	10.6%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,210	2,258	(2.1)%	(2.4)%	58	57	1.8%
Small commercial & industrial	781	782	(0.1)%	(0.1)%	11	10	10.0%
Large commercial & industrial	7,058	7,512	(6.0)%	(5.8)%	32	25	28.0%
Other(f)	426	7	5,985.7%	n/a	3	4	(25.0)%
Total natural gas revenues(g)	10,475	10,559	(0.8)%	(4.6)%	104	96	8.3%
Other Revenues(d)					15	—	n/a
Total natural gas revenues					119	96	24.0%
Total electric and natural gas revenues					$1,044	$932	12.0%
Purchased Power and Fuel					$420	$380	10.5%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	48	41	68	17.1%	(29.4)%
Cooling Degree-Days	701	706	622	(0.7)%	12.7%

Nine Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	9,755	9,162	6.5%	1.1%	$1,556	$1,308	19.0%
Small commercial & industrial	2,078	2,005	3.6%	0.8%	274	253	8.3%
Large commercial & industrial	10,061	9,812	2.5%	1.2%	425	412	3.2%
Public authorities & electric railroads	150	153	(2.0)%	(2.3)%	24	22	9.1%
Other(b)	—	—	n/a	n/a	303	303	—%
Total electric revenues(c)	22,044	21,132	4.3%	1.1%	2,582	2,298	12.4%
Other Revenues(d)					6	24	(75.0)%
Total electric revenues					2,588	2,322	11.5%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	24,489	22,954	6.7%	(2.6)%	418	406	3.0%
Small commercial & industrial	5,994	5,706	5.0%	(2.3)%	76	66	15.2%
Large commercial & industrial	28,890	28,785	0.4%	(2.6)%	143	124	15.3%
Other(f)	1,323	1,692	(21.8)%	n/a	12	28	(57.1)%
Total natural gas revenues(g)	60,696	59,137	2.6%	(2.6)%	649	624	4.0%
Other Revenues(d)					31	40	(22.5)%
Total natural gas revenues					680	664	2.4%
Total electric and natural gas revenues					$3,268	$2,986	9.4%
Purchased Power and Fuel					$1,228	$1,145	7.2%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,429	2,195	2,909	10.7%	(16.5)%
Cooling Degree-Days	1,039	917	885	13.3%	17.4%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	1,215,873	1,208,230	Residential	658,485	655,753
Small commercial & industrial	115,032	115,557	Small commercial & industrial	37,752	37,950
Large commercial & industrial	13,206	13,007	Large commercial & industrial	6,353	6,289
Public authorities & electric railroads	260	264
Total	1,344,371	1,337,058	Total	702,590	699,992
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended September 30, 2024 and 2023, respectively, and $5 million and $4 million for the nine months ended September 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million and $1 million for the three months ended September 30, 2024 and 2023, respectively, and $2 million and $2 million for the nine months ended September 30, 2024 and 2023, respectively.

Pepco Statistics
Three Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	2,432	2,529	(3.8)%	(1.1)%	$426	$405	5.2%
Small commercial & industrial	306	315	(2.9)%	(2.6)%	52	54	(3.7)%
Large commercial & industrial	3,834	3,975	(3.5)%	(3.6)%	281	303	(7.3)%
Public authorities & electric railroads	164	175	(6.3)%	(6.3)%	9	9	—%
Other(b)	—	—	n/a	n/a	85	67	26.9%
Total electric revenues(c)	6,736	6,994	(3.7)%	(2.7)%	853	838	1.8%
Other Revenues(d)					8	(16)	(150.0)%
Total electric revenues					$861	$822	4.7%
Purchased Power					$294	$288	2.1%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	—	11	8	(100.0)%	(100.0)%
Cooling Degree-Days	1,229	1,182	1,193	4.0%	3.0%

Nine Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather- Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	6,300	6,090	3.4%	(2.9)%	$1,085	$954	13.7%
Small commercial & industrial	856	831	3.0%	(0.6)%	141	134	5.2%
Large commercial & industrial	10,535	10,299	2.3%	(0.2)%	794	838	(5.3)%
Public authorities & electric railroads	454	442	2.7%	2.3%	26	25	4.0%
Other(b)	—	—	n/a	n/a	224	187	19.8%
Total electric revenues(c)	18,145	17,662	2.7%	(1.1)%	2,270	2,138	6.2%
Other Revenues(d)					50	36	38.9%
Total electric revenues					$2,320	$2,174	6.7%
Purchased Power					$808	$750	7.7%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,006	1,840	2,382	9.0%	(15.8)%
Cooling Degree-Days	1,879	1,572	1,708	19.5%	10.0%

Number of Electric Customers	2024	2023
Residential	875,456	862,321
Small commercial & industrial	54,058	54,082
Large commercial & industrial	23,054	22,952
Public authorities & electric railroads	207	205
Total	952,775	939,560

__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended September 30, 2024 and 2023, respectively, and $5 million for both the nine months ended September 30, 2024 and 2023.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,578	1,620	(2.6)%	6.0%	$267	$255	4.7%
Small commercial & industrial	672	683	(1.6)%	1.5%	69	70	(1.4)%
Large commercial & industrial	1,115	1,154	(3.4)%	(0.8)%	31	32	(3.1)%
Public authorities & electric railroads	10	9	11.1%	9.8%	4	3	33.3%
Other(b)	—	—	n/a	n/a	70	67	4.5%
Total electric revenues(c)	3,375	3,466	(2.6)%	2.8%	441	427	3.3%
Other Revenues(d)					(2)	(1)	100.0%
Total electric revenues					439	426	3.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	397	414	(4.1)%	4.1%	11	12	(8.3)%
Small commercial & industrial	343	350	(2.0)%	2.9%	6	7	(14.3)%
Large commercial & industrial	408	381	7.1%	7.1%	1	1	—%
Transportation	1,190	1,119	6.3%	7.2%	4	3	33.3%
Other(f)	—	—	n/a	n/a	1	1	—%
Total natural gas revenues	2,338	2,264	3.3%	6.0%	23	24	(4.2)%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					23	24	(4.2)%
Total electric and natural gas revenues					$462	$450	2.7%
Purchased Power and Fuel					$203	$201	1.0%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	14	26	25	(46.2)%	(44.0)%
Cooling Degree-Days	858	1,007	928	(14.8)%	(7.5)%

Natural Gas Service Territory				% Change
Heating Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	13	37	35	(64.9)%	(62.9)%

Nine Months Ended September 30, 2024 and 2023

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,188	3,993	4.9%	1.9%	$725	$626	15.8%
Small commercial & industrial	1,793	1,765	1.6%	(0.5)%	191	189	1.1%
Large commercial & industrial	3,115	3,138	(0.7)%	(1.2)%	91	98	(7.1)%
Public authorities & electric railroads	30	31	(3.2)%	(3.7)%	12	11	9.1%
Other(b)	—	—	n/a	n/a	198	186	6.5%
Total electric revenues(c)	9,126	8,927	2.2%	0.5%	1,217	1,110	9.6%
Other Revenues(d)					4	13	(69.2)%
Total electric revenues					1,221	1,123	8.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,162	4,781	8.0%	(1.8)%	72	88	(18.2)%
Small commercial & industrial	2,590	2,494	3.8%	(5.4)%	29	40	(27.5)%
Large commercial & industrial	1,239	1,166	6.3%	6.3%	4	3	33.3%
Transportation	4,491	4,350	3.2%	0.4%	12	11	9.1%
Other(f)	—	—	n/a	n/a	5	8	(37.5)%
Total natural gas revenues	13,482	12,791	5.4%	(1.2)%	122	150	(18.7)%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					122	150	(18.7)%
Total electric and natural gas revenues					$1,343	$1,273	5.5%
Purchased Power and Fuel					$573	$562	2.0%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,517	2,223	2,832	13.2%	(11.1)%
Cooling Degree-Days	1,256	1,259	1,281	(0.2)%	(2.0)%

Natural Gas Service Territory				% Change
Heating Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,620	2,306	2,993	13.6%	(12.5)%

Number of Electric Customers	2024	2023	Number of Natural Gas Customers	2024	2023
Residential	489,634	484,425	Residential	130,885	129,436
Small commercial & industrial	64,626	64,101	Small commercial & industrial	10,110	10,039
Large commercial & industrial	1,267	1,245	Large commercial & industrial	14	14
Public authorities & electric railroads	598	593	Transportation	161	165
Total	556,125	550,364	Total	141,170	139,654
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended September 30, 2024 and 2023, and $5 million for both the nine months ended September 30, 2024 and 2023.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	1,343	1,587	(15.4)%	(7.3)%	$323	$299	8.0%
Small commercial & industrial	519	509	2.0%	4.6%	82	75	9.3%
Large commercial & industrial	885	923	(4.1)%	(2.3)%	53	51	3.9%
Public authorities & electric railroads	10	10	—%	(1.3)%	5	4	25.0%
Other(b)	—	—	n/a	n/a	71	68	4.4%
Total electric revenues(c)	2,757	3,029	(9.0)%	(3.6)%	534	497	7.4%
Other Revenues(d)					6	5	20.0%
Total electric revenues					$540	$502	7.6%
Purchased Power					$245	$221	10.9%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	19	31	32	(38.7)%	(40.6)%
Cooling Degree-Days	828	852	880	(2.8)%	(5.9)%

Nine Months Ended September 30, 2024 and 2023

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2024	2023	% Change	Weather - Normal % Change	2024	2023	% Change
Electric Deliveries and Revenues(a)
Residential	3,232	3,122	3.5%	(2.1)%	$727	$601	21.0%
Small commercial & industrial	1,246	1,227	1.5%	(1.1)%	187	180	3.9%
Large commercial & industrial	2,348	2,455	(4.4)%	(6.0)%	149	163	(8.6)%
Public authorities & electric railroads	32	33	(3.0)%	(2.0)%	14	13	7.7%
Other(b)	—	—	n/a	n/a	206	194	6.2%
Total electric revenues(c)	6,858	6,837	0.3%	(3.3)%	1,283	1,151	11.5%
Other Revenues(d)					(3)	21	(114.3)%
Total electric revenues					$1,280	$1,172	9.2%
Purchased Power					$557	$493	13.0%

				% Change
Heating and Cooling Degree-Days	2024	2023	Normal	From 2023	From Normal
Heating Degree-Days	2,685	2,558	2,982	5.0%	(10.0)%
Cooling Degree-Days	1,242	1,007	1,184	23.3%	4.9%

Number of Electric Customers	2024	2023
Residential	507,060	504,330
Small commercial & industrial	62,761	62,410
Large commercial & industrial	2,848	2,980
Public authorities & electric railroads	707	729
Total	573,376	570,449
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and less than $1 million for the three months ended September 30, 2024 and 2023, respectively, and $2 million and $1 million for the nine months ended September 30, 2024 and 2023, respectively.
(d)Includes alternative revenue programs.